UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or Section 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2015

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road NE, Suite 210

Atlanta, Georgia 30328

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Ocwen Financial Corporation (“Ocwen”) is providing a Company Update to Stakeholders, a copy of which is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 is incorporated herein by reference.

The information under Items 2.02 and 7.01, along with Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of Exhibit 99.1 attached hereto is not intended to constitute a determination by Ocwen that the information is material or that the dissemination of the information is required by Regulation FD.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially.

Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: adverse effects on Ocwen’s business as a result of recent regulatory settlements; reactions to the announcement of such settlements by key counterparties; increased regulatory scrutiny and media attention, due to rumors or otherwise; the impact of recent downgrades of Ocwen’s servicer ratings; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; Ocwen’s ability to effectively manage its regulatory and contractual compliance obligations; the adequacy of Ocwen’s financial resources, including its sources of liquidity and ability to fund and recover advances, repay borrowings and comply with debt covenants; volatility of Ocwen’s stock price; uncertainty related to legislation, regulations, regulatory agency actions, government programs and policies, industry initiatives and evolving best servicing practices; uncertainty related to claims, litigation and investigations brought by government agencies and private parties regarding our servicing, foreclosure, modification and other practices; the characteristics of our servicing portfolio, including prepayment speeds along with delinquency and advance rates; our ability to grow and adapt our business, including the availability of new loan servicing and other accretive business opportunities; uncertainty related to acquisitions, including our ability to close acquisitions and to integrate the systems, procedures and personnel of acquired assets and businesses; uncertainty related to general economic and market conditions, delinquency rates, home prices and disposition timelines on foreclosed properties; as well as other risks detailed in Ocwen’s reports and filings with the Securities and Exchange Commission (SEC), including its annual report on Form 10-K/A for the year ended December 31, 2013 (filed with the SEC on 08/18/14) and its quarterly report on Form 10-Q for the quarter ended June 30, 2014 (filed with the SEC on 08/18/14). Anyone wishing to understand Ocwen’s business should review its SEC filings. Ocwen’s forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to update or revise forward looking statements whether as a result of new information, future events or otherwise. Ocwen may post information that is important to investors on its website.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Ocwen Financial Corporation Update for Stakeholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: February 5, 2015	By:	/s/ Michael R. Bourque, Jr.
Michael R. Bourque, Jr.
Executive Vice President & Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)